UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): JULY 29, 2003

                             GENESEE & WYOMING INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        001-31456                                       06-0984624
 (Commission File Number)                  (I.R.S. Employer Identification No.)

  66 FIELD POINT ROAD, GREENWICH, CONNECTICUT                        06830
    (Address of principal executive offices)                       (Zip Code)

                                 (203) 629-3722
                (Company's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

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Item 9. Regulation FD Disclosure (Item 12, Disclosure of Results of Operations
and Financial Condition).

The following Press Release, attached as Exhibit 99, and the information set forth therein is furnished under Item 12, Disclosure of Results of Operations and Financial Condition. The Press Release was issued by Genesee & Wyoming Inc. on July 29, 2003, announcing Genesee & Wyoming Inc.'s financial results for the second quarter of 2003, which is incorporated herein by reference.

As previously announced, Genesee & Wyoming's conference call to discuss financial results for the second quarter will be held July 29, 2003 at 11:00AM (Eastern Daylight Time). The dial-in number for the teleconference is (888) 273-9887. An audio replay of the conference call will be accessible at Genesee & Wyoming's website (www.gwrr.com) from the afternoon of July 29, 2003 through October 30, 2003. To access the replay, click on the Investors tab.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GENESEE & WYOMING INC.

July 29, 2003                 By: /s/ John C. Hellmann
                             --------------------------------------------
                             John C. Hellmann